GAEDEKE REALTY
                                          A TEXAS LIMITED LIABILITY COMPANY












May 29, 1996


Mr. Mark Johns
Woodhaven Homes, Ltd.
4601 Langland #104
Dallas, TX 75244

     RE: Lease Agreement by and between Gaedeke Holdings, Ltd., Landlord, and Woodhaven Homes, Ltd., Tenant

Dear Mark:

Enclosed please find a fully executed original of the above referenced Lease Agreement for your files.

     Mark, we appreciate having Woodhaven Homes, Ltd. as a Tenant at Oak Lawn Plaza and look forward to serving you in the years to come. The construction documents are being prepared and will be complete on Monday, June 3, 1996. If I can be of further service to you, please contact me at 214/528-0133 ext. 222
Sincerely,

GAEDEKE LANDERS, LLC
AS AGENT FOR      GAEDEKE HOLDINGS, LTD.




Michael J. Haase
Director of Leasing

MJH/je

Enclosures

                                              BASIC LEASING INFORMATION

Lease Date:                         ______________________________

Tenant:                             WOODHAVEN HOMES, LTD.

Address of Tenant:                  4601 Langland #104
                                    Dallas, Texas 75244

Contact:                   Mark Johns       Telephone:        214-960-1888

Landlord:                           GAEDEKE HOLDINGS, LTD.

Address of Landlord:                2501 Oak Lawn
                                    Suite 445
                                    Dallas, Texas 75219

Contact:                   Jeff Price       Telephone:        214-559-7230
                                                            214-559-2537 fax

     Demised Premises: Suite No. 550, which is located in office building to be (or which has been) Constructed and known as Oak Lawn Plaza (the "Building") located at 2501 Oak Lawn Dallas, Dallas County, Texas.

     Lease Term: The period commencing on June 29, 1996, (the "Commencement Date") or on such earlier date as Tenant may occupy the Demised Premises with Landlord's prior written consent and continuing for fifty (50) calendar months after the Commencement Date; provided, however, if the term of this Lease is deemed to have commenced on a date other than the first day of a calendar month, the Lease Term shall consist of fifty (50) calendar months in addition to the remainder of the calendar month during which the Lease is deemed to have commenced.

Base Rental:                        Mo. 1            $8,024.00 per month
                                    Mo. 2                     -0-
                                    Mos. 3-12        $8,024.00 per month
                                    Mo. 13                    -0-
                                    Mos. 14-24       $8,024.00 per month
                                    Mos. 25-50       $8, 345.00 per month

Security Deposit:          $8,024.00

Net Rentable Area
in the Building:                    128,337 NRSF

Net Rentable Area
in Demised Premises:                7,703 NRSF

Permitted Use:                  General Office Use and Title Company Fee Office

The foregoing Basic Lease Information is hereby incorporated into and made a part of the Lease identified hereinabove. Each reference in the Lease to any of the information and definitions set forth in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the Lease. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

                                                 TABLE OF CONTENTS


1.    DEFINITIONS AND BASIC PROVISIONS......................................................................... 1
2.    LEASE GRANT.............................................................................................. 2
3.    BASE RENTAL.............................................................................................. 2
4.    BASE RENTAL ADJUSTMENT................................................................................... 2
5.    SECURITY DEPOSIT......................................................................................... 7
6.    USE...................................................................................................... 7
7.    LANDLORD'S OBLIGATIONS................................................................................... 7
8.    TENANT'S REPAIRS AND ALTERATIONS......................................................................... 8
9.    INDEMNITY................................................................................................ 9
10.   ASSIGNMENT AND SUBLETTING................................................................................ 9
11.   INSPECTION............................................................................................... 10
12.   SUBORDINATION............................................................................................ 10
13.   LEASEHOLD IMPROVEMENTS................................................................................... 11
14.   MECHANIC'S LIEN.......................................................................................... 11
15.   SUBROGATION.............................................................................................. 11
16.   INSURANCE................................................................................................ 11
17.   CONDEMNATION............................................................................................. 12
18.   FIRE & OTHER CASUALTY.................................................................................... 12
19.   HOLDING OVER............................................................................................. 12
20.   TAXES ON TENANT'S PROPERTY............................................................................... 13
21.   EVENTS OF DEFAULT........................................................................................ 13
22.   REMEDIES................................................................................................. 13
23.   SURRENDER OF PREMISES.................................................................................... 14
24.   ATTORNEY'S FEES.......................................................................................... 15
25.   LANDLORD'S LIEN.......................................................................................... 15
26.   QUIET ENJOYMENT.......................................................................................... 15
27.   NOTICES.................................................................................................. 15
28.   FORCE MAJEURE............................................................................................ 16
29.   LEGAL INTERPRETATION..................................................................................... 16
30.   AMENDMENTS; BINDING EFFECT............................................................................... 16
31.   RULES AND REGULATIONS.................................................................................... 16
32.   SUBSTITUTION OF SPACE.................................................................................... 16
33.   EXHIBITS AND ATTACHMENTS................................................................................. 16
34.   GENDER................................................................................................... 17
35.   CAPTIONS................................................................................................. 17
36.   PREPAYMENTS.............................................................................................. 17
37.   TENANT'S REMEDIES........................................................................................ 17
38.   CHANGE OF BUILDING NAME.................................................................................. 17
39.   ESTOPPEL CERTIFICATIONS.................................................................................. 17
40.   JOINT AND SEVERAL LIABILITY.............................................................................. 17
41.   CERTAIN RIGHTS RESERVED BY LANDLORD...................................................................... 17
42.   NOTICE TO LENDER......................................................................................... 18
43.   LOSS OR THEFT............................................................................................ 18
44.   PARKING.................................................................................................. 18
45.   LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS........................................................... 19
46.   RECORDATION.............................................................................................. 19
47.   SURRENDER OF DEMISED PREMISES............................................................................ 19
48.   LIGHT AND AIR............................................................................................ 19
49.   MISCELLANEOUS............................................................................................ 19
50.   NON-DISCLOSURE CLAUSE.................................................................................... 20
51.   ENVIRONMENTAL MATTERS.................................................................................... 20
52.   COMPLIANCE WITH LAWS AND REGULATIONS..................................................................... 21
53.   AMERICANS WITH DISABILITIES ACT AND TEXAS ARCHITECTURAL BARRIER STATUTE.................................. 22

                                                                      EXHIBITS

             EXHIBIT A..........................DEMISED PREMISES
             EXHIBIT B... ....................... ...RULES AND REGULATIONS
             EXHIBIT C.......... ..................WORK LETTER AGREEMENT
             EXHIBIT D..... ...............................LEGAL DESCRIPTION
             EXHIBIT E.. ....... .. ..................PARKING AGREEMENT
             EXHIBIT F....... .... ...........RIGHTS OF FIRST REFUSAL

                                      LEASE

         THIS LEASE  AGREEMENT  (the  "Lease")  is made and  entered  into as of
______________,1996  in  multiple  copies,   between  GAEDEKE  HOLDINGS,   LTD.,
("Landlord") and WOODHAVEN HOMES, LTD. (Tenant").

1. DEFINITIONS AND BASIC PROVISIONS

         The definitions and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes and shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease. In the event of any conflict between any provision of the Basic Lease Information and this Lease, this Lease shall control. The definitions of certain additional terms used in this Lease are set forth below and in the Building Rules and Regulations attached hereto as Exhibit "B"; those respective terms as used herein shall be given their defined meaning.

     a. "Building shall mean that certain 8-story office building which has been constructed on the Site.

         b. "Building Standards" or "Building Standard" shall mean such standards applicable to the Building, as determined by Landlord in its sole discretion, taking into account similar standards applicable to the operation of other Class "A" buildings of the same quality and character of, and in the general vicinity as, the Building.

         c. "Non-Building Standards" or "Non-Building Standard" Tenant Improvement items shall include, but not be limited to, the following: any plumbing within the Demised Premises; any glass doors at the entrance of the Demised Premises or within the Demised Premises; any glass or mirrors within the Demised Premises; millwork; draperies; ceiling fans; appliances such as, but not limited to, microwaves, dishwashers, refrigerators, icemakers; flooring other than building standard carpeting; wall coverings; sconces, canned lights or other specialized lighting.

          d. "Commencement Date" shall mean the date the Demised Premises are ready for occupancy, as certified to by Landlord's architect or agent. The existence of minor work (punch list items) to be performed within the Demised Premises will not justify refusal of Landlord's architect or agent to certify that the Demised Premises are ready for occupancy or the refusal of Tenant forthwith to accept the Demised Premises, or delay the Commencement Date. If this Lease is executed before the Demised Premises become vacant, or otherwise available and ready for occupancy, or if any present Tenant or occupant of the Demised Premises holds over and Landlord cannot acquire possession of the Demised Premises prior to the Commencement Date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Demised Premises on such date as Landlord is able to tender same, which date shall be deemed to be the Commencement Date for all purposes; however, no later than ninety(90) days from full execution of the Lease. At such time as the Landlord's architect or agent certifies that the Demised Premises are ready for occupancy, Landlord and Tenant shall execute a memorandum reciting the date from and after which Base Rental will be due Landlord, which memorandum shall then become a supplement to this Lease.

         e. Demised Premises" shall mean all of the space of the Building leased pursuant to the terms and provisions of this Lease, located on Floor Five (5), Suite 550 of the Building, all as shown and outlined as the outline of Demised Premises on the floor plan or plans of such premises attached hereto as Exhibit `A".

         f. "Net Rentable Area" (NRA) of the Leased Premises shall mean the gross area within the inside surface of the outer glass of the exterior walls, to the mid-point of any walls separating portions of the Leased Premises from those of adjacent tenants and to the inside surface of walls separating the Leased Premises from Common and Service areas, multiplied by a factor of 13.7% which represents the relationship of the Leased Premises to the common areas of the building

         The total net rentable area of the building is 128, 337 square feet.

         g. "Project' shall mean the Site, the Building, any parking garage located on the Site and all other improvements located on the Site.

         h. "Site" shall mean the land upon which the building is situated.

         i. "Trade Fixtures" shall mean any and all signs placed by Tenant within the Demised Premises pursuant to provisions hereof and any and all items of property used by Tenant in the Demised Premises, including but not limited to furniture and equipment. The term Trade Fixtures shall not include any permanent leasehold improvements (all of which are permanent leasehold improvements, as between Landlord upon the incorporation in or affixation to the Demised Premises) including but not limited to any floor, wall or ceiling coverings, and interior walls or partitions, any lighting fixtures, or any property a part of or associated with any electrical, plumbing or mechanical system, notwithstanding that the same may have been installed within the Demised Premises.

2.       LEASE GRANT

         Landlord, in consideration of the covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant and the Demised Premises, as defined in the Basic Lease Information and generally outlined on the Outline of Demised Premises attached hereto as Exhibit "A", commencing on the Commencement Date and ending on the last day of the Lease Term unless sooner terminated as herein provided. By occupying the Demised Premises, Tenant shall be deemed to have accepted the same as suitable for the purposes herein intended and to have acknowledged that the same comply fully with Landlord's obligations, notwithstanding that certain "punch list" type items may not have been completed.

3.       BASE RENTAL

         Tenant hereby agrees to pay base rental (herein referred to as the "Base Rental") in the sum of (See "Base Rental on Basic Leasing Information Page) per month and any adjustments thereto made pursuant to Paragraphs 4 and S of this Lease. The Tenant shall also pay, as additional rent, all such other sums of money as shall become due and payable by Tenant to Landlord under the terms of this Lease. The Base Rental shall be due and payable on the first day of each calendar month during the Lease Term, at Landlord's address as provided herein (or at such other address as may be designated by Landlord from time to time). If the Commencement Date is a day other than the first day of a calendar month or in the event this Lease terminates on other than the last day of a calendar month, then the Base Rental for such month or months shall be prorated and the amount so prorated shall be paid by Tenant to Landlord in advance.

         If Tenant fails to pay any regular monthly installment of rent by the fifth (5th) day of the month in which the installment is due, or any other sum of money owed Landlord within five (5) days after accrual thereof or billing therefore, there shall be added to such unpaid amount a late charge of ten percent (10%) of the installment or amount due in order to compensate Landlord for extra administrative expenses incurred.

4.       BASE RENTAL ADJUSTMENT

         The Base Rental shall be adjusted from time to time in accordance with the following provisions:

         a. The Base Rental includes a component allocable to Operating Costs per month equal to 1996 Base Year per square foot of Net Rentable Area in the Building. This amount is an estimate of Operating Costs per month as if the Building were in operation on the date of this Lease.

         b. Prior to each January 1 during the Lease Term, or as soon thereafter as possible, Landlord shall provide an estimate of Operating Costs per month for the forthcoming calendar year. If this estimate exceeds the original 1996 Base Year per square foot of Net Rentable Area in the Building, then the Base Rental for each such calendar month during the forthcoming calendar year shall be adjusted upward by an amount equal to the product of such excess times the Net Rentable Area of the Demised Premises.
         c. On or before June 1 of each year during the Lease Term and on or before the next succeeding first day of June after the expiration of the Lease Term, or as soon thereafter as possible, Landlord shall furnish to Tenant a statement of Operating Costs for the previous calendar year and reconciliation payments or a credit, if any, shall be made as follows:

                  i. If the actual Operating Costs per square foot of the Net Rentable Area of the Building exceed the estimated Operating Costs per square foot of the Net Rentable Area of the Building for the previous calendar year or the original 1996 Base Year per square foot estimate, whichever is greater, Tenant shall pay Landlord a lump sum payment, within thirty
                           (30) days of the delivery of Landlord's statement, equal to the product of such excess times the Net Rentable Area of the Demised Premises; or

                  ii. If the estimated Operating Costs per square foot of Net Rentable Area of the Building for the previous calendar year exceed the actual Operating Costs per square foot of Net Rentable Area of the Building for the previous calendar year or the original 1996 Base Year per square foot estimate, whichever is greater, Landlord shall either credit against the next succeeding installments of the Base Rental or other sums due hereunder or within thirty (30) days of the delivery of Landlord's statement, pay Tenant an amount equal to the product of such excess times the Net Rentable Area of the Demised Premises.

                           The effect of this reconciliation payment or credit is that Tenant will pay during the Lease Term its share of Operating Costs increases over the original 1996 Base Year per square foot estimate and no more.

         d. Notwithstanding any other provision herein to the contrary, if fewer than 95% of the total rentable square feet in the Building is occupied by tenant(s) or Landlord is not supplying services to 95% of the total rentable square feet in the Building at any time during any such calendar year, Operating Expenses for such calendar year shall be determined to be an amount equal to the expense that would normally be expected to be incurred had such occupancy been 95% of the Building's total square feet of rentable area and had Landlord been supplying services to 95% of the Building's total square feet of rentable area throughout such calendar year.

         e. In no event shall Tenant's pro rata share of the excess (excluding taxes, insurance, and utilities) in any Calendar Year increase by more than eight percent (8%) over Tenant's pro rata share of actual operating expenses (excluding taxes, insurance, and utilities) in the previous Calendar Year.

         f. If the Lease Term has commenced, terminated or expired on any day other than the first day of a calendar year, the calculations with respect to the reconciliation payment or credit described in (d) above shall be prorated accordingly. The obligation of Landlord to Tenant makes such reconciliation payment or credit shall survive the termination or expiration of this Lease.

          g. `Operating Costs" shall mean all operating expenses of the Project and shall consist of all expenditures by Landlord to maintain all of the Project in operation at the beginning of the Lease Term in subsequent years as may be determined by Landlord to be necessary or beneficial for the operation of the Project. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items nor specific costs specifically billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership or operation of the Project, including but not limited to, the following:

                  i. Wages and salaries of all employees engaged in operation and maintenance or security of any part of the Project, including, taxes, insurance and benefits relating to such employees.

                  ii.  All  supplies  and   materials   used  in  operating  and
Maintenance of any part of the project.

                  iii. Cost of all utilities for the Project.

                  iv. Cost of all maintenance, janitorial, security and service agreements for the Project, and the equipment therein, including alarm service, window cleaning and elevator maintenance.

                  v. Cost of all insurance relating to the Project including cost of casualty and liability insurance and Landlord's personal property used in connection therewith.

                  vi. All taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing any part of the Project or by others, subsequently created or otherwise, and any other taxes or assessments attributable to the Project or its operations. Tenant shall be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that same are not Building Standard items.

                  vii. Cost of repairs and general maintenance of any part of the Project (excluding repairs and general maintenance paid by proceeds of insurance or by
                           Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant) including, without limitation, landscaping of any part of the Project.

                  viii. Purchase and installation and purchase of capital investment items which are primarily for the purpose of reducing operating costs or which may be required by and governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Building or other part of the Project to which such costs are related.

                  ix. Landlords central accounting and overhead costs applicable to the Project. All fees, costs and charges paid to any persons or entity who manage any part of the Project.

         h.       Exclusions from Operating Expenses:

              (i) Capital Improvements.

                  (a) Costs incurred by Landlord for alterations, additions, and replacements which are considered capital expenditures under generally accepted accounting principles, consistently applied, except to the extent that they are incurred primarily to effect a reduction in operating expenses of the building, but only to the extent of said annual cost savings.

                  (b) Depreciation and amortization, except that a reasonable amortization charge, not to exceed the amount of the annual cost savings, may be taken on account of capital expenditures incurred primarily to effect a reduction in operating expenses of the building.

                  (c) All other costs of a capital nature, including, but not limited to, capital equipment and capital tools, all in conformity with generally accepted accounting principles consistently applied except to the extent that they are incurred primarily to effect a reduction in operating expenses of the building but only to the extent of said annual cost savings.

                  (d) Costs of correcting defects in the building, the parking facilities or the equipment used therein and the replacement of defective equipment to the extent such costs are covered by warranties of manufacturers, suppliers, or contractors, or are otherwise borne by parties other than landlord, except that conditions resulting from ordinary wear and tear will not be deemed defects for the purpose of this category.

                  (f) Costs of repairs or other work occasioned by fire, windstorm, or other casualty of an insurable nature, whether or not Landlord carries such insurance, and costs reimbursable to Landlord by governmental authorities in eminent domain.

                  (g) Rental and other related expenses, if any, incurred in leasing air conditioning systems, elevators, or other equipment ordinarily considered to be of a capital nature, except equipment used in providing janitorial services and which is not affixed to the building.

                  (h) Any other expenses or costs that, under generally accepted accounting principles, consistently applied, would not be considered a normal maintenance or operating expense of the building, including, without limitation, losses due to uncollected rent or fees or reserves for bad debts.

              (ii)Tenant Specific Costs.

                  (a) Any expenses that are/or should be separately metered or billed directly to or separately paid by another tenant or other third party.

                  (b) Costs of preparation of space, including tenant build-out, renovating or otherwise changing, improving, decorating, or redecorating space for new tenants, prospective tenants, or other occupants in the building, or vacant space in the building except for routine, periodic repair, and replacement not considered to be capital items under generally accepted accounting principles, consistently applied.

                  (c) Costs incurred in removing the property or improvements of former tenants or other occupants of the building.

                  (d) Any concessions including rental abatement, lease buy-outs, club memberships, or other inducements incurred by Landlord in connection with the leasing or renewal of leases in the building.

                  (e) Architectural fees, leasing commissions, attorney's fees, costs and disbursements, and other expenses incurred in connection with negotiations or disputes with tenants, prospective tenants or other occupants of the building and any such expenses incurred in connection with this lease.

                  (f) Specific costs incurred for third parties (including other tenants), including without limitation, above building standard electrical and/or janitorial, services, and other services above building standard.

                  (g) All utility costs for which the Tenant directly contracts with local utility companies.

                  (h) Costs incurred due to acts of Landlord, any other tenant, or other occupant causing an increase in rate of insurance on the building or its contents.

              (iii)        Penalties and Violations.

                  (a) Costs, fines, interest penalties, legal fees, and costs of litigation incurred due to late payment of taxes (except for penalties associated with Landlord's good faith contest of real estate taxes), utility bills, ground rentals or mortgage debt, and other such costs incurred by Landlord's failure to make such payments when due

                  (b) Penalties, fines, and other costs incurred due to violations (or alleged violations) by Landlord, and tenant or third party of any laws, rules, regulations, codes, or ordinances.

                  (c) Costs incurred due to violations or alleged violations by Landlord or any tenant or other occupant of the building of the terms and conditions of any lease or other rental arrangement covering space in the building.

              (iv)Administrative Costs.

                  (a)      Any  overhead,   administrative  and  general  office
                           expense other than the management fee and permitted office expenses provided above.

                  (b) Overhead and profit increments paid to subsidiaries or affiliates of Landlord for services on or to the property, to the extent such overhead or profit increments exceed that which would have been earned or paid to an independent, third-party provider of the same or similar services.

                  (c) Wages, salaries, and other compensation of any kind or nature paid to any executive employees above the grade of building manager.

                  (d) Profit of Landlord in the furnishing of goods and services to the building.

                  (e) Costs exceeding those obtainable through competitive bidding.

              (v) Debt Service, Certain Taxes, and Ownership.

                  (a) Ground rentals, payment of principal and interest on debt (and other debt costs), amortization payments on any mortgage or mortgages executed by Landlord covering the building (or any portion thereof) except to the extent that any of the foregoing may include payments or prepayments of insurance premiums or taxes that would be included in operating expenses if paid directly to Landlord), rental concessions and negative cash flow guaranties.

                  (b) Costs incurred in connection with the sale, refinancing, mortgaging or selling or change of ownership of the building, including but not limited to brokerage commissions, attorneys' and accountants' fees, loan brokerage fees, closing costs, interest charges, and taxes.

                  (c) State, local, federal, personal, and corporate income taxes measured by the income of Landlord from all sources or from sources other than rent alone; estate and inheritance taxes; franchise, succession and transfer taxes.

                  (d) All costs incurred by Landlord in connection with any dispute relating to the Landlord's title to or ownership of the property.

              (vi)     Marketing Costs.

                  (a)      Advertising and promotional expenditures.
                  (b)      Contributions to charitable organizations.

              (vii) Environmental Costs. Expenses and costs relating in any way to the identification, testing, monitoring and control, encapsulation, removal, replacement, repair or abatement of any hazardous materials within the building, the garage, leased premises, or the land.

          i. Audit and Contest Provision: Tenant, at Tenant's sole cost and expense, shall have the right to be exercised by written notice given to Landlord within thirty (30) days after receipt of the statement showing Operating Expenses for the preceding calendar year, to audit, at the place where Landlord maintains its books and records, Landlord's books and records pertaining only to such Operating Expenses for such preceding calendar year, provided such audit commences with 30 days after Tenant's notice to Landlord and thereafter proceeds regularly and continuously to conclusion and, provided further, that such audit does not unreasonably interfere with the conduct of Landlord's business. Landlord agrees to cooperate in good faith with Tenant in the conduct of any such audit. If the audit reveals a discrepancy of 5% or more the Landlord shall (i) reimburse Tenant for the expense of the audit, and (ii) refund to Tenant within 30 days of the date of the audit report any overpayment made by Tenant by reason of the discrepancy. If less than five percent (5%), Tenant shall pay for all audit costs, including Landlord's costs.

5.       SECURITY DEPOSIT

         Tenant hereby agrees to pay Landlord a security deposit of Eight Thousand Twenty-four Dollars ($8,024.00) payable on the date this Lease is executed by Tenant. Landlord shall hold and receive the security deposit without liability for interest. Upon default by Tenant hereunder, Landlord may, from time to time, without prejudice to any other remedy, use such security deposit to the extent necessary to make good any arrears of Base Rental or any additional rent, or any other damage, injury, expense or liability incurred by Landlord by reason of default by Tenant. After any such application of security deposit, Tenant shall, upon request of Landlord, pay to the Landlord the amount so applied so as to restore the security deposit to its original amount. Any remaining balance of such security deposit shall be returned by Landlord to Tenant within a reasonable period of time after the termination of this Lease. The security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant.

6.       USE

         The Demised Premises shall be used and occupied by Tenant only for the Permitted Use, as defined in the Basic Lease Information. Tenant shall not occupy or use, or permit to be occupied or used, any portion of the Demised Premises for any other purpose, or for any business or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or extra hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or its contents, and in the event that there shall be any increase in the rate of insurance on the Building or its contents, as a result of Tenant's acts or conduct of business, then such Tenant shall pay such increase to Landlord on demand, and acceptance of such payment shall not constitute Landlord's waiver of such default of Tenant or of any of Landlord's rights or remedies hereunder. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Demised Premises in a clean and healthful condition.

7.       LANDLORD'S OBLIGATIONS

         In respect of the Demised Premises, Landlord shall use its best efforts to furnish, or cause public utilities to furnish, to Tenant during the Lease Term:

          a. Electricity and water to be utilized in operating any and all facilities serving the Demised Premises;

         b. Hot and cold water at those points of supply provided for general use of other tenants in the Building;

         c. Central heat and air conditioning in season during Normal Business Hours (and at the request and expense of Tenant during other hours), at such temperatures and in such amounts as are consistent with Building Standards;

          d. Routine maintenance and electric lighting service for all public areas and special service areas of the Building in a manner and to the extent consistent with Building Standards;

          e. Janitor service on a five (5) day week basis, excluding holidays, at no extra charge to Tenant unless Tenant's floor coverings or other improvements are not consistent with Building Standards, in which case Tenant shall pay the additional cleaning cost attributable thereto upon presentation of a statement therefor by Landlord;

          f. Personnel or equipment to maintain security for the Building; provided, however, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for and shall be indemnified by Tenant against any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Building or the Demised Premises;

         g. Electrical facilities to furnish sufficient power for typewriters, calculating machines, and other machines of similar low electrical consumption; but not including electricity required for photocopying machines, electrical data processing equipment or special lighting in excess of an amount consistent with Building Standards, and to the extent that Tenant requires electrical power which is in excess of Building Standard, Tenant shall pay for the use of such additional power and metering thereof promptly upon receipt of an invoice therefor; notwithstanding anything to the contrary contained herein, at the time of lease commencement, Tenant's electrical usage is not in excess of building standard.

         h. All light bulbs and fluorescent tube replacements in all areas of the Demised Premises consistent with Building Standards, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Landlord and all incandescent bulb replacements in public areas, toilet and rest room areas and stairwells; and

          i. Non-exclusive passenger elevator service in the Building twenty-four (24) hours per day and non-exclusive freight elevator service during Normal Business Hours.

         Failure by Landlord to any extent to furnish or cause to be furnished the services described in Paragraph 7 of this Lease, or any cessation thereof, resulting from causes beyond the control of Landlord shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor result in an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement contained in this Lease. Provided, however, in the event that Landlord fails to provide water, electricity, elevator service, or access to the premises for a period in excess of eight (8) consecutive business days, all rent payable by Tenant under this Lease shall be abated and waived beginning on the date of the failure and continuing thereafter until such time as the failure is cured by Landlord.

8.       TENANT'S REPAIRS AND ALTERATIONS

         Tenant agrees to keep the Demised Premises, including all fixtures installed by Tenant and any interior plate glass and special store fronts, in good condition and make all necessary non-structural repairs except those covered by fire, casualty or acts of God covered by Landlord's fire insurance policy covering the Building. Tenant will not in any manner deface, damage or injure the Building, and will pay the cost of repairing any damage or injury done to the Building or any part thereof, including without limitation, structural damages, by Tenant or Tenant's agents, employees, licensees or invitees. Tenant will not make or allow to be made any alterations or physical additions in or to the Demised Premises including without limitation, painting, installing lighting, decorations, signs, window or door lettering or advertising media of any type on or about any portion of the Demised Premises without the prior written consent of Landlord. The performance by Tenant of its obligations to maintain and make repairs shall be conducted only by contractors and subcontractors approved in writing by Landlord, it being understood that Tenant shall procure and maintain and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance and repair. If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury, Landlord may at its option make such repair and Tenant shall, upon demand therefor, pay Landlord for the cost thereof. At the expiration or termination of this Lease, Tenant shall deliver up the Demised Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Demised Premises. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Demised Premises, either by Landlord or tenant, shall be Landlord's property on termination or expiration of this Lease and shall remain on the Demised Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of expiration of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Demised premises or the primary structure or structural qualities of the building or the plumbing, electrical lines or other utilities.

9.       INDEMNITY

         Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord from any and all fines, suits, claims, demands, losses and actions of any kind (including attorney's fees) for any injury to person or damage to or loss of property on or about the Demised Premises, the building or the land upon which the Building is situated caused by the negligence, misconduct or any breach, violation or non-performance of any covenant hereof on the part of Tenant, its employees, agents, subtenants, licensees, invitees or by any other person entering the Demised Premises, the Building or the land upon which the Building is situated, under expressed or implied invitation of Tenant, or arising out of Tenant's use of the Demised Premises. Landlord shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or other matter beyond the reasonable control of Landlord, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's gross negligence or willful wrong. Landlord agrees to indemnify and save harmless Tenant from any amid all fines, suits, claims, demands, losses, and actions of any kind (including attorneys' fees) for any injury to person, or damage to or loss of property within the common areas of the Building resulting from any occurrence within the common areas of the Building that (i) was not proximately caused in whole or in part by the negligence of Tenant or Tenant's employees, agents, contractors, or invitees, and (ii) was proximately caused by the negligence of Landlord or Landlord's employees, agents, contractors, or invitees.

10.      ASSIGNMENT AND SUBLETTING

         a. Tenant shall not, without prior written consent of Landlord which will miot be unreasonably withheld, (i) assign or in any manner transfer this Lease or any estate or interest therein, (ii) permit an assignment of this Lease or any estate or interest therein by operation of law, (iii) sublet the Demised Premises or any part thereof, (iv) grant any license, concession or other right of occupancy of any portion of the Demised Premises or (v) permit the use of the Demised Premises by any parties other than Tenant, its agents and employees and any such acts without Landlord's prior written consent shall be void and of no effect. Landlord agrees to consent to any assignment by Tenant to any corporation succeeding to substantially all the business and assets of Tenant by merger, consolidation, purchase of assets or otherwise, or to any assignment or subletting all the business and assets of Tenant by merger, consolidation, purchase of assets or otherwise, or to any assignment or subletting to a corporation which is an affiliate of Tenant. Tenant shall not assign this Lease or sublet all or any portion of the Demised Premises for any monthly rental which is or could become, less than the Basic Rental from time to time due hereunder without Landlord's consent, and any such act shall be void and of no effect. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease. If an event of default, hereinafter defined, should occur while the Demised Premises or any part thereof is then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any such sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of tenant or any guarantor of Tenant from the performance of its obligations hereunder. Receipt by Landlord of rent or additional payments from any assignee, sublessee or occupant of the Demised Premises shall not be deemed a waiver of the covenant contained in this Lease against assignment and subletting or a release of Tenant under this Lease. The receipt by Landlord from any such assignee or sublease obligated to make payments of rent or additional payments shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the extent of any amount so paid to Landlord. Landlord is authorized and empowered, on behalf of Tenant, to endorse the name of Tenant upon any check, draft, or other instrument payable to Tenant evidencing payment of rent or additional payments, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof. Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Demised Premises.

         b. If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or a part of the Demised Premises, it shall submit to Landlord, in writing, the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate and other particulars of the proposed subletting or assignment, including, without limitation, evidence satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and thereafter use the Demised Premises (or any sublet portion thereof) for the remainder of the Lease Term (or for the entire term of the sublease, if shorter). Landlord shall have the option (to be exercised within thirty (30) days from submission of Tenant's written request) to cancel the applicable portion to be as of the commencement date stated in the above-mentioned subletting or assignment. If Landlord elects to cancel this Lease as stated, then the Lease Term, and the tenancy and occupancy of the Demised Premises by Tenant thereunder, shall cease, terminate, expire, and come to an end with respect to that portion of the Demised Premises so assigned or sublet as if the cancellation date were the original termination date of this Lease and Tenant shall pay to Landlord all costs or charges which are the responsibility of Tenant hereunder with respect to that portion of the Demised Premises so assigned or sublet. Thereafter Landlord may lease the Demised Premises or any other portion of the Building to the prospective subtenant or assignee without liability to Tenant. If Landlord does not thus cancel this Lease, other terms and provisions of subparagraph 10(a) hereof will apply.

         c. If Landlord consents to any subletting or assignment by Tenant as hereinabove provided, and subsequently any rents received by Tenant under any such sublease are in excess of the rent payable by Tenant under this Lease, or any additional consideration is paid to Tenant by the assignee under such assignment, the Landlord may, at its option, either (i) declare such excess rents under any sublease or such additional consideration for an assignment to be due and payable by Tenant to Landlord as additional rent hereunder, or (ii) elect to cancel this Lease as provided in subparagraph 10(b) hereof.

         d. Landlord shall have the right to transfer, assign and convey, in whole or in part, the Building and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.

11.      INSPECTION

         Landlord, or its agents and representatives shall have the right to enter into and upon any and all parts of the Demised Premises at all reasonable hours with reasonable notice (or, if any emergency, at any hour) to inspect same or clean or make repairs, alterations or additions as Landlord may deem necessary, or to show the Demised Premises to prospective tenants, purchasers or lenders, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, or shall such be deemed to be an actual or constructive eviction.

12.      SUBORDINATION

         This Lease and all rights of Tenant hereunder are subject and subordinate to (i) any and all ground leases or underlying leases that now or hereafter affect any portion of the Demised Premises, the Building, or the land situated beneath the Building, and (ii) any and all deeds of trust, mortgages and other instruments of security that now or hereafter affect any portion of the aforesaid leases, the
         Demised Premises, the Building, or the land situated beneath the Buildings, and (iii) any and all increases, renewal, modifications, consolidations, replacements and extensions of any such leases, deeds of trust, mortgages or instruments of security, and all advances made on the security of the foregoing. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant, without expense to Landlord, shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgement of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the generality of the foregoing provisions of this paragraph, Tenant agrees that any lessor or mortgagee described in this paragraph shall have the right at any time to subordinate any such ground leases, underlying leases, deeds of trust, mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such lessor or mortgagee may deem appropriate in its discretion. Tenant further covenants and agrees upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the Building pursuant to any such deeds of trust, mortgages or other instruments of security, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease, which covenant shall survive any such foreclosure sale or trustee's sale. Tenant shall upon demand at any time or times, before or after any such foreclosure sale or trustee's sale, execute, acknowledge, and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment and Tenant hereby irrevocably authorizes Landlord's mortgagee to execute, acknowledge and deliver any such instruments and certificates on Tenant's behalf. Notwithstanding the foregoing, Tenant shall be entitled to the continued use and occupancy of the Demised Premises pursuant to the terms of this Lease so long as Tenant is not in default (monetary or technical) herein.

13.      LEASEHOLD IMPROVEMENTS

         In preparing the Demised Premises for occupancy by Tenant, Landlord shall be required to bear certain expenses of installing the items indicated on Exhibit "C" attached hereto, only to the extent indicated on said Exhibit "C". All installations, additions, and improvements to the Demised Premises in excess thereof shall be installed at the sole cost and expense of Tenant (which shall be payable on Landlord's demand), but only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, such work to be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord, it being understood that Tenant shall procure and maintain and shall cause such contractors, subcontractors and other persons engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with the installation of such improvements. Landlord has made no representations as to the condition of the Demised Premises or the Building or to remodel, repair or decorate, except as expressly set forth herein.

14.      MECHANIC'S LIENS

         Tenant will not permit any mechanic's lien or liens to be placed upon the Demised Premises or the Building during or after the Lease Term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will promptly pay same. If default in the payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be additional rental hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on demand accompanied by a bill therefor. Notwithstanding the above, Tenant shall have the right to contest the validity of claims after posting appropriate bond equal to one hundred fifty percent (150%) of the claim.

15.      SUBROGATION

         Notwithstanding any provision in this Lease to the contrary, each party hereto hereby waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Building, the Demised Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured, it being understood and agreed that this provision is cumulative of Paragraph 9 hereof. Each party hereto agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.


16.      INSURANCE

         Tenant shall procure and maintain throughout the Lease Term:

         a. A policy or policies of insurance at its sole cost and expense and in amounts of not less than a combined single limit of $2,000, insuring Tenant and Landlord against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation and occupancy of the Demised Premises, and

         b. Such other insurance with companies, on forms and in such amounts as are acceptable to Landlord, insuring the Demised Premises against such risks, casualties and hazards as shall be reasonably required by Landlord.

                  Tenant shall furnish a certificate of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverage required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Tenant and Landlord at least thirty (30) days prior to cancellation or material change of any such insurance.

17.      CONDEMNATION

         If the whole or any substantial part of the Demised Premises, or if the Building or any portion thereof which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Demised Premises shall occur. In the event this Lease is not terminated, the rent for any portion of the Demised Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Demised Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

18.      FIRE & OTHER CASUALTY

         In the event that the Building or Demised Premises is totally destroyed by fire, tornado or other casualty, or is damaged to the extent that rebuilding or repairs cannot in Landlord's reasonable estimation be completed within one hundred eighty (180) days after the date of such damage, Landlord may, at its option, terminate this Lease, in which event the rent shall be abated during the unexpired portion of the Lease Term, effective with the date of occurrence of such damage. In the event the Building or the Demised Premises are damaged by fire, tornado or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can in the Landlord's estimation be completed within two hundred forty (240) days after the date of such damage, this Lease shall not terminate and Landlord shall within thirty
         (30) days after the date of such damage commence to rebuild or repair the Building and/or the Demised Premises and shall proceed with reasonable diligence to restore the Building and/or the Demised Premises to substantially the condition which existed immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building or the Demised Premises. Landlord shall allow an abatement of rent during the time a portion of the Demised Premises are unfit for occupancy. In the event any mortgagee under a deed of trust, mortgage or instrument of security on any portion of any ground lease or underlying lease, the Building, or the land situated beneath the Building should require that the insurance proceeds be used to retire the debt secured by such document, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice by Landlord to Tenant. Except as provided herein, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Demised Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

19.      HOLDING OVER

         In the event of any holding over by Tenant after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such holding over shall constitute and be construed as a tenancy at will, subject to termination by Landlord at any time, or by Tenant at any time upon at least thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that the daily rent payable by Tenant shall be equal to the daily rent in effect for the last month of the Lease Term, fifty percent (50%) of such amount; provided, nothing in this Paragraph 19 shall be construed as Landlord's consent for the Tenant to hold over.

20.      TAXES ON TENANT'S PROPERTY

         Tenant shall be liable for all taxes levied or assessed against personal property, furniture, improvements, additions or fixtures placed by Tenant in the Demised Premises. lf any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Demised Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

21.      EVENTS OF DEFAULT

         The following events shall be deemed to be events of default by Tenant under this Lease:

         a. Tenant shall fail to pay any installment of rent herein provided for, or any other sums payable to Landlord hereunder (or under any other lease now or hereafter executed by Tenant in connection with other space in the Building), and such failure shall continue for a period of five (5) days from the due date; and after written notice from Landlord; however, Landlord shall not be obligated to give Tenant more than two
                  (2) such notices per calendar year.

         b. Tenant shall fail to comply with any term, provision or covenant of this Lease (or any other lease now or hereafter executed by Tenant in connection with other space in the Building), other than the payment of rent or other sums payable by Tenant, and shall not cure such failure within twenty (20) days after written notice thereof from Landlord to Tenant; or

         c. Tenant or any guarantors of Tenant's obligations hereunder shall make an assignment for the benefit of creditors; or

         d. Tenant or any guarantors of Tenant's obligations hereunder file a petition under any section or chapter of the Bankruptcy Code, 11 U.S.C. ss.101 et seq., as amended or under any similar law or statute of the United States and/or any state thereof; or if the interest of Tenant under this Lease shall be levied on under execution or other legal process; or if any petition shall be filed against Tenant or any such guarantor to declare Tenant or such guarantor a bankrupt (or a similar proceeding), or to delay, reduce or modify any debts or obligations of Tenant or any such guarantor; or Tenant or any such guarantor shall be adjudged bankrupt or insolvent.

         e. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder and such receivership shall not be terminated or stayed within thirty (30) days; or

         e. Tenant shall desert or vacate any substantial portion of the Demised Premises for a period of five (5) days or more without Landlord's prior written approval.



22.      REMEDIES

         Upon the occurrence of any event of default, Landlord shall have the option to pursue any one or more of the following remedies, in addition to all other rights and remedies provided at law or in equity, without any notice or demand whatsoever:


          a. Terminate this Lease in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession of the Demised Premises or arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise.
         b. Enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and if Landlord elects, relet the Demised Premises and receive the rent therefor; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting.

         c. Enter upon the Demised Premises without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under this Lease; and Tenant agrees that Landlord shall not be liable for any damages resulting to the Tenant from such act ion.
          d. In order to regain possession of the Demised Premises and to deny Tenant access thereto, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Demised Premises without posting. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Demised Premises so long as Tenant is in default under this Lease. Tenant shall not be entitled to recover possession of the Demised Premises, terminate this Lease, or recover any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys' fees, by reason of Landlord's alteration or change of any lock or other security device and the resulting exclusion from the Demised Premises of the Tenant or Tenant's agents, servants, employees, customers, licensees, invitees or any other persons from the Demised Premises. Landlord may, without notice, remove and either dispose or of store, at Tenant's expense, any property belonging to Tenant that remains in the Demised Premises after Landlord has regained possession thereof.

         No re-entry or taking possession of the Demised Premises by Landlord shall be construed as or deemed as an election by Landlord to terminate this Lease, unless a written notice of such intention signed by Landlord and addressed to Tenant be delivered to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided for in this Lease or any other remedies provided by law, nor shall pursuit of any remedy provided for in this Lease constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages incurred by Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained and no failure to give notice thereof shall be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the reasonable and necessary expense of repossession and any repairs or remodeling undertaken by Landlord following possession (limited to Building Standard). Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Demised Premises and the loss of rental for the remainder of the Lease Term. Forbearance by Landlord to enforce one or more of the remedies provided for in this Lease, or at law, upon an event of default shall not be deemed or construed to constitute a waiver of such default or remedies.

23.      SURRENDER OF PREMISES

         No act or thing done by the Landlord or its agents during the Lease Term shall be deemed an acceptance of a surrender of the Demised
         Premises, and no agreement to accept a surrender of the Demised Premises shall be valid unless the same be made in writing and signed by Landlord, and addressed to Tenant.

24.      ATTORNEY'S FEES

         Should it become necessary for Landlord or Tenant, because of a default by Tenant or Landlord hereunder, to bring any action under this Lease or to consult or place this Lease with an attorney concerning or for the enforcement of any of Landlord's or Tenant's rights hereunder, Tenant and Landlord agree to pay reasonable attorney's fees, court cost, and administrative cost of the prevailing party.


 25.      LANDLORD'S LIEN

         In addition to any statutory landlord's lien, Landlord shall have, and Tenant does hereby grant to Landlord, at all times, a valid security interest and lien to secure payment of all rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereinafter be situated within the Demised Premises, and all proceeds therefrom, and such property shall not be removed from the Demised Premises without the consent of Landlord until all arrearages in rent, as well as any and all other sums of money then due to Landlord hereunder, shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. In the event of a default by Tenant hereunder, Landlord may, in addition to any other remedies provided elsewhere herein, enter upon the Demised Premises and take possession of any and all goods, equipment, fixtures, furniture, improvements and other personal property of Tenant situated within the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase any of such property unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Paragraph 27 of this Lease at least ten (10) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses) shall be applied as a credit against the indebtedness secured by the security interest and lien granted in this paragraph. Any surplus shall be paid by Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. Any statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.


 26.      QUIET ENJOYMENT

          Provided Tenant is not in default (beyond any period given Tenant to cure such default) in the performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be performed, including the payment of rent or additional payments, Tenant shall peaceably and quietly hold and enjoy the Demised Premises during the Lease Term and any extensions thereof, free from interference or disturbance by Landlord and other persons subject to the terms and conditions of this Lease, provided, however, Landlord shall not be liable for any such interference or disturbance by other persons, nor shall Tenant be released from any of its obligations pursuant to this Lease because of such interference or disturbance.

 27.      NOTICES

          Each provision of this Lease or of any applicable governmental laws, ordinances, regulations or other requirements with reference to the sending, mailing, or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

                  a. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Basic Lease information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith; and

                     b. Any notice or document required to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the respective address set forth in the Basic Lease information, or at such other address as has been theretofore specified by written notice delivered in accordance herewith.

28.      FORCE MAJEURE

         Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other causes of any kind whatsoever which are beyond the control of Landlord.

29.      LEGAL INTERPRETATION

          This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of Texas. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that, in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

 30.      AMENDMENTS: BINDING EFFECT

          This Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing signed by Landlord or Tenant, and addressed to Tenant or Landlord, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord or Tenant to insist upon the performance by Tenant or Landlord in strict accordance with the terms hereof. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective heirs, successors in interest, legal representatives, and permitted assigns, except as otherwise herein expressly provided.

 31.      RULES AND REGULATIONS

          Tenant and Tenant's employees, agents, licensees, and invitees will comply fully with all requirements of the Building Rules and Regulations attached hereto as Exhibit "B" and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations, to amend them, or to promulgate other rules and regulations in such manner as Landlord shall deem advisable for the safety, care and cleanliness of the Building and related facilities, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Notwithstanding the above, such changes shall not unreasonably interfere with Tenant's authorized use. Tenant shall further be responsible for compliance with such rules and regulations by the employees, agents, licensees, visitors and invitees of Tenant.

32. SUBSTITUTION OF SPACE This section has been intentionally deleted.

33.      EXHIBITS AND ATTACHMENTS

         All exhibits, attachments, riders and addenda referred to in this Lease or attached to this Lease are incorporated in this Lease and made a
         part  hereof  for  all  intents  and   purposes;   including,   without
         limitation:


                  Exhibit A - Demised Premises Exhibit B - Building Rules and Regulations Exhibit C - Work Letter Agreement Exhibit D - Legal Description Exhibit E - Parking Agreement Exhibit F - Right of First Refusal


 34.      GENDER

         Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context requires otherwise.

35.      CAPTIONS

         The captions contained in this Lease are for the convenience of reference only and in no way limit or enlarge the terms and conditions of this Lease.

36.      PREPAYMENTS

          Tenant shall have no right to make any payment of rent or any other payments to Landlord hereunder more than thirty (30) days in advance of the date such sums are due to Landlord.

37.      TENANT'S REMEDIES

          In the event Landlord defaults in the performance of any of its obligations to Tenant hereunder, or breaches any warranty or representation, express or implied, to Tenant in connection with this Lease or Demised Premises, Tenant shall have no right of set-off against payments due to Landlord hereunder and shall have no right to terminate this Lease except as provided herein, and Tenant hereby waives such remedies and any other right or remedies provided by law or in equity, and Tenant's sole remedy shall be to bring suit against Landlord for damages. Landlord shall have no personal liability to Tenant for any such default or breach by Landlord, and Tenant specifically agrees to look solely to Landlord's interest in the Building for payment of any damages suffered by Tenant. Pending resolution of any controversy hereunder, Tenant shall continue to pay to Landlord all sums which are and become due to Landlord hereunder, without deduction or set-off.

38.      CHANGE OF BUILDING NAME

         Landlord reserves the right at any time to change the name by which the Building is designated.

39.      ESTOPPEL CERTIFICATES

         Tenant agrees to furnish from time to time when requested by Landlord, the holder or any deed of trust, mortgage, or other instrument of security, or by the lessor under any ground lease or underlying lease covering all or any part of the Building or the improvements therein or the land situated beneath the Building, or any interest of Landlord therein, a certificate signed by Tenant confirming and containing such factual certifications and representations deemed appropriate and setting forth the facts as they exist by the party requesting such certificate, and Tenant shall, within ten (10) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten-day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.



 40.      JOINT AND SEVERAL LIABILITY

         If there is more than one person or entity constituting Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, any amendment of this Lease; waiver hereof of failure to give such guarantor any notices hereunder.

41.     CERTAIN RIGHTS RESERVED BY LANDLORD

        Landlord shall have the following rights, exercisable without liability and without notice to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of rent;

          a. To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Demised Premises and, during the continuance of any such work, to temporarily close doors, entry ways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, so long as the Demised Premises are reasonably accessible.

         b. To have and retain a paramount title to the Demised Premises free and clear of any act of Tenant purporting to burden or encumber them.

          c. To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein or unreasonably interfere with such use.

          d. To prohibit the placing of vending or dispensing machines of any kind in or about the Demised Premises without the prior written permission of Landlord.

          e. To have access for Landlord and other tenants of the Building to any mail chutes located on the Demised Premises according to the rules of the United States Postal Services.

f. To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays, subject, however, to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

 42.      NOTICE TO LENDER

          If the Demised Premises or the Building or any part thereof are at any time subject to a first mortgage or a first deed of trust or other similar instrument and this Lease or the rentals are assigned to such mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then the Tenant shall not take any action to terminate this Lease or abate rentals for any default on the part of the Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord.

 43.      LOSS OR THEFT

          Landlord shall not be responsible in any manner to Tenant, its agents, employees, licensees or Invitees for any property lost or stolen from the Demised Premises or any other portion of the
         Building, the Building's garage or the land situated beneath the Building.

44.      PARKING

         Landlord may make, modify and enforce rules and regulations relating to the parking of automobiles in the parking garage adjacent to the Building, and Tenant agrees to abide by such rules and regulations. Tenant shall have the right to use the parking garage adjacent to the Building in accordance with said rules and regulations, and the provisions of Exhibit "E" attached. hereto

45.      LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS

          If Tenant fails to perform any one or more of its obligations hereunder, in addition to the other rights of Landlord hereunder, Landlord shall have the right but not the obligation to perform all or any part of such obligations of Tenant. Upon receipt of a demand therefor from Landlord, Tenant shall reimburse Landlord for (i) the cost to Landlord of performing such obligations and reasonable profit and overhead of not less than fifteen percent (15%) of such cost, plus
          (ii) interest thereon at the maximum nonusurious rate of interest permitted by law from the date such costs were incurred until paid in full, or if applicable, law shall not provide a maximum nonusurious rate of interest, then at a rate per annum of fifteen percent (15%).



46.      RECORDATION

          Tenant agrees not to record this Lease, or any instrument to which this Lease may now or hereafter be attached.

47.      SURRENDER OF DEMISED PREMISES

         On the last day of the Lease Term, Tenant shall peaceably and quietly surrender the Demised Premises to Landlord, in good order, repair and clean condition at least equal to the condition when delivered to Tenant, except for ordinary wear and tear and damage by fire or other casualty which occurred through no fault or neglect of Tenant, its agent, employees, invitees or visitors. If Tenant fails to do any of the foregoing, Landlord, in addition to other remedies available to it at law or in equity may, with or without notice, enter upon, reenter, possess or repossess itself thereof, by summary proceedings, ejectment or otherwise, and may dispossess and remove Tenant and all persons and property from the Demised Premises; and Tenant waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Tenant shall not constitute a waiver by Landlord of any claims by Landlord against Tenant.

48. LIGHT AND AIR This section is intentionally deleted.

 49.      MISCELLANEOUS

a. Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements in the Demised Premises shall not in any way be construed or operate to bind Landlord or Tenant or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Demised Premises in accordance with such drawings, plans and specifications.

         b. Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.

          c. There shall be no merger of this Lease or the leasehold estate hereby created with the fee estate in the Demised Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Demised Premises or any interest in such fee estate.

         d. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Demised Premises, the Building or the land situated beneath the Building, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

         e. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease and deliver the same to Tenant.

50.      NON-DISCLOSURE CLAUSE

         Tenant agrees not to disclose any terms of its Lease to other tenants in this building or to the general public.

51.      ENVIRONMENTAL MATTERS
a. Tenant, at Tenant's expense, hereby covenants and agrees to comply with all Applicable Environmental Laws (as hereinafter defined). The term
     "Applicable Environmental Laws" shall mean and include the collective aggregate of the following: Any law, statute, ordinance, rule, regulation, order of determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (recorded or otherwise) affecting the Demised Premises pertaining to health, safety, or the environment, including without limitation, all applicable zoning ordinances and building codes, flood disaster laws and health, safety, and environmental laws and regulations pertaining to health, safety, or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource, Conservation and Recovery Act of 1976, the Superfund Amendments and Reauthorization Act of 1986, the Occupational Safety and Health Act, the Texas Water Code, the Texas Solid Waste Disposal Act, the Texas Workers' Compensation Laws, and any federal, state, or municipal laws, ordinances, regulations, or common law which may now or hereafter require removal of Hazardous Materials (as hereinafter defined) or Hazardous Materials Contamination (as hereinafter defined) from the Demised Premises or impose any liability on Landlord to Hazardous Materials or Hazardous Materials Contamination on the Demised Premises. The provisions of this paragraph shall survive the termination of this Lease.
                  b. Tenant agrees to give notice to Landlord  immediately  upon
                  Tenant's acquiring  knowledge of the presence of any Hazardous
                  Materials  on  the  Demised   Premises  or  of  any  Hazardous
                  Materials  Contamination  with  a  full  description  thereof.
                  Without  limiting  the  indemnity  set  forth  below,  if  the presence of any Hazardous Materials or any Hazardous Materials
                  Contamination on the Demised Premises caused by Tenant results in any  contamination  of the Demised  Premises,  Tenant shall promptly take all actions at its sole expense as are necessary to return the Demised Premises to the condition existing prior to  the  introduction  of  any  such  Hazardous  Materials  or
                  Hazardous  Materials  Contamination  to the Demised  Premises.
                  Notwithstanding the above,  Landlord's approval of such action
                  shall  first  be  obtained,   which   approval  shall  not  be
                  unreasonably withheld so long as such actions would not potentially have any material adverse long term or short term effect on the Demised Premises.

                  "Hazardous Materials" shall mean:

i. Any "hazardous waste as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss. 6901 et -- seq.), as amended from time to time and, regulations promulgated thereunder;


                  ii. Any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 et seq.) ("CERCLA"), as amended from time to time, and regulations promulgated thereunder, and as defined by
                           Section 311 of the Federal Water Pollution Control Act (33 U.S.C. ss. 1317;

                  iii.     Asbestos;

                  iv.      Polychlorinated biphenyls

                  v.       Any  substance  the presence of which on the Premises
                           is   prohibited   by  any   applicable   governmental
                           requirements; and

                  vi. Any substance which by any applicable governmental requirements requires special handling or notification of any federal, state, or local governmental entity in its collection, storage, treatment, or disposal.

                  "Hazardous Materials Contamination" shall mean the contamination (whether presently existing or hereafter occurring) of the improvements, facilities, soil, groundwater, air or other element on or of the leased premises by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air, or other elements on or of any other property as a result of Hazardous Materials emanating from the Demised Premises after the date of this Lease.

c. If Tenant breaches this obligation, the Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, judgment, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Demised Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Demised Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site condition or any clean-up, remedial, removal or restoration work required by any federal, state, or local governmental agency or potential subdivision because of Hazardous Material present in, on, or under the soil or surface as ground water on, about, or under the Demised Premises. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.


         d. Landlord and its agents shall have the right, but not the duty, to inspect the Demised Premises at any time to determine whether Tenant is complying with the terms of this Lease. If Tenant is not in compliance with this Lease, Landlord shall have the right to immediately enter upon the Demised Premises to remedy any contamination caused by Tenant's failure to comply with the terms of this Lease notwithstanding any other provisions of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business, but shall not be liable for any interference caused thereby.


         e. Any default under this Paragraph shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease.


         f. To the best of Landlord's knowledge no asbestos is present in the building and no contaminants or hazardous materials exist in or on the Project. Landlord agrees to the best of its ability and within reason to comply, at its sole expense, with all environmental laws applicable to the Project, including, without limitation, those applicable to any systems or portions of the Leased Premises for which Landlord has the maintenance obligation.


52.      COMPLIANCE WITH LAWS AND REGULATIONS

         a. Except with respect to the ADA (as hereinafter defined) and the Texas Act (as hereinafter defined), to the best of Landlord's knowledge, as of the Commencement Date of this Lease, the Demised Premises will be in compliance with all applicable laws, ordinances, orders, rules and regulations (of state, federal, municipal and other agencies or bodies having any jurisdiction thereof), pertaining to the Demised Premises.

         b. Tenant, at Tenant's sole cost and expense, covenants and agrees to comply with all applicable laws, ordinances, orders, rules and regulations (of state, federal, municipal and other agencies or bodies having any jurisdiction thereof), present and future, with regard to the use, condition or occupancy of the Demised Premises.


53.      AMERICANS WITH DISABILITIES ACT AND TEXAS ARCHITECTURAL BARRIER STATUTE

         The parties acknowledge that (i) Title III of the Americans With Disabilities Act of 1990 and the regulations and rules promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA"), and (ii) the Texas Architectural Barrier Statute and the regulations and rules promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "Texas Act"), establish requirements for accessibility and barrier removal, and that such requirements may or may not apply to the Demised Premises, and the real property of which the Demised Premises are a part. Tenant acknowledges and fully understands that Landlord is making no representation or warranty whatsoever (express or implied) that the Demised Premises is in compliance with the ADA or the Texas Act. The parties hereby agree that: (a) Landlord shall be responsible for ADA and Texas Act compliance in the common areas of the Building, and (b) Tenant shall be responsible for ADA and Texas Act compliance within the Demised Premises.


Dated as of the date first above written.

TENANT:

WOODHAVEN HOMES, LTD.




By: ______________________________
         Phillip Ray Johns

Title:  President


LANDLORD:

GAEDEKE HOLDINGS, LTD., ACTING BY AND THROUGH
ITS AGENT, GAEDEKE LANDERS, L.L.C.

By: ______________________________
          D. W. Landers
         President/C.E.O.

                                   EXHIBIT "A"

                                DEMISED PREMISES

[GRAPHIC OMITTED]
                               AMENDMENT TO LEASE




                                 GAEDEKE LANDERS
                        A TEXAS LIMITED LIABILITY COMPANY


                                  April 7, 1998



Mr. Mark Johns
Woodhaven Homes, Ltd.
2501 Oak Lawn Avenue
Suite 550
Dallas, Texas 75219

Re: First Amendment to Lease Agreement by and between Gaedeke Holdings II, Ltd. as Landlord and Woodhaven Homes, Ltd., as Tenant

Dear Mark:

Enclosed please find one fully executed Amendment as referenced above.

Mark, we appreciate having you as a Tenant at Oak Lawn Plaza and look forward to serving you in the years to come. Should you have any questions, please do not hesitate to call me at (214) 528- 0133, ext. 222.

Sincerely,

GAEDEKE LANDERS, L.L.C. As AGENT FOR
GAEDEKE HOLDINGS II, LTD.




Michael J. Haase
Director of Leasing

MJH/tw

Enclosure

             CORPORATE 3710 RAWLINS #1000 LB 24 DALLAS, TEXAS 75219
                        TEL 214.52B.BBB3 FAX 214.52B.B05B
       SOUTHEAST REGION: 150 W. FLAGLER STREET #2650 Miami, FLORIDA 33130
                        TEL 305.5363747 FAX 305.539.5506
           OTHER LOCATIONS: ATLANTA BOCA RATON FT. LAUDERDALE ORLANDO


                                  FIRST AMENDMENT TO LEASE AGREEMENT

                 STATE OF TEXAS             ss.
                                                     ss.
                 COUNTY OF DALLAS           ss.

                           This First Amendment to Lease Agreement ("Amendment")
                  is dated April 3 ,1998, between GAEDEKE HOLDINGS II, LTD., SUCCESSOR IN INTEREST TO GAEDEKE HOLDINGS, LTD., hereinafter referred to as "Landlord," and WOODHAVEN HOMES, LTD., hereinafter referred to as "Tenant" is based on the following:

                                                                 WITNESSETH:

                          The following provisions form a part of and constitute
the basis of this Amendment:

                          1. Landlord, under that certain Standard Office Building Lease dated May 29, 1996, (hereinafter referred to as the "Lease Agreement") leased to Tenant approximately 7,703 rentable square feet (hereafter referred to as the "Demised Premises") known as Suite 550 in the building known as Oak Lawn Plaza and located at 2501 Oak Lawn, Dallas County, Dallas, Texas. Terms defined in the Lease Agreement when used herein, shall have the same meaning as are ascribed to them in the Lease Agreement, except as otherwise defined herein.

                          2. Landlord and Tenant desire to amend the Lease Agreement as hereinafter set forth.

                                                                  AGREEMENT

          NOW, THEREFORE, in consideration of the premises set forth above and the mutual benefits to accrue to each of the parties hereunder, it is hereby agreed as follows: Effective the earlier of occupancy or May 1, 1998, the Lease Agreement is hereby amended as follows:
I.EXPANSION. Tenant shall lease Suite 420 ("Expansion Space") containing 2,147 rentable square feet for a total of 9,850 r.s.f. as shown on Exhibit "A" attached hereto which replaces Exhibit "A" in the Lease Agreement.

                         2.       BASIC RENTAL.
                                  05/01/98 - 06/30/98
                                  07/01/98 - 08/31/00
                       $10,708.00 per month      $128,496.00 per year
                   $11,029.00 per month    $132,348.00 per year


                          3. PARKING. Exhibit "E" in the Lease Agreement is deleted and replaced by Exhibit "B" attached hereto.

                           4.      TENANT  IMPROVEMENT.  Tenant shall  receive a
                                   Tenant Improvement Allowance as shown on Exhibit "C" attached.

          5. SECURITY DEPOSIT. Tenant hereby agrees to pay Landlord a security Thousand six hundred and eighty four dollars ($2,684.00) payable on the Amendment is executed by Tenant. Tenant's total security deposit will be $10,708.00

          PREPAID RENT. $2,684.00 due and payable upon execution of the Amendment as the first full month's rental for Suite 420.

                          All other terms and  conditions of the original  Lease
                  Agreement shall remain the same, and are hereby acknowledged by Tenant to be in full force and effect. The provisions of this First Amendment shall serve to supplement and amend the Lease as set forth herein. In the event of a conflict between the provisions of

[GRAPHIC OMITTED]